UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

  Date of Report (Date of earliest event reported):    February 26, 2004
                 --------------------------

                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 26 February 2004 - Completed Disposal



                                                                Press enquiries:

                   Joe Kelly tel: +44 207 306 1771; email: joe.kelly@marconi.com
                 David Beck tel: +44 207 306 1490; email: david.beck@marconi.com

                                                             Investor enquiries:

          Heather Green tel: + 44 207 306 1735; email: heather.green@marconi.com


                            MARCONI CORPORATION PLC

                        FINAL Eur 5.7 mln CASH PROCEEDS
                RECEIVED FROM PREVIOUSLY COMPLETED GDA DISPOSAL

LONDON - February 26, 2004 - Marconi  Corporation plc (London:  MONI and Nasdaq:
MRCIY) today announces that it has received Eur 5.7 million (approximately GBP3.8 million), which represents deferred consideration from the previously announced sale of its holding in General Domestic Appliances Holdings Limited
(GDA) to Merloni Elettrodomestici SpA in March 2002.

The cash proceeds will be paid into the Mandatory Redemption Escrow Account and will be used, in due course, to fund a further partial redemption of the Group's Senior Secured Notes.

ENDS/...

About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on NASDAQ under the ticker MRCIY.

Additional   information   about   Marconi   Corporation   can   be   found   at
www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Forms 20-F, 8-K and 10Q Reports and reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: February 26 2004